UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 17, 2026

BuzzFeed, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39877	85-3022075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 West 23rd Street
New York, New York 10010
(Address of registrant’s principal executive offices, and zip code)
(646) 397-2039
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BZFD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of approximately $46.00 per share	BZFDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 17, 2026, BuzzFeed, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Agreement”) with Allen Family Digital, LLC (the “Purchaser”), an affiliate of Byron Allen’s family office, pursuant to which the Purchaser agreed to purchase 4,000,000 shares of the Company’s Class A common stock (the “Shares”), consisting of 2,173,155 newly issued shares and 1,826,845 treasury shares. The Purchaser paid a price of $1.44 per share, which represents the closing price on June 15, 2026 as reported by The Nasdaq Stock Market LLC. The Company received aggregate proceeds of approximately $5.8 million on June 17, 2026.

Additionally, on June 17, 2026, the Company entered into a second Share Purchase Agreement (the “Second Agreement”) with certain individual purchasers, pursuant to which the Company agreed to sell a cumulative 216,999 shares of the Company’s Class A common stock, also at a price of $1.44 per share.

The Agreement and the Second Agreement were approved by the Company’s board of directors.

The foregoing description of the Agreement and the Second Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement and the Second Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities.

The disclosures contained in Item 1.01 of this Current Report on Form 8-K regarding the Agreement and the Second Agreement are incorporated herein by reference.

On June 18, 2026, the Shares were issued to the Purchaser pursuant to the Agreement. On the same date, an aggregate of 216,999 shares of Class A common stock were issued to the individual purchasers pursuant to the Second Agreement. These issuances are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Share Purchase Agreement dated June 17, 2026 by and among BuzzFeed, Inc. and Allen Family Digital, LLC.
10.2	Form of Share Purchase Agreement dated June 17, 2026 by and among BuzzFeed, Inc. and individual purchasers.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	6/22/2026
BuzzFeed, Inc.

		By:	/s/ Matthew Omer
Name: Matthew Omer
Title: Chief Financial Officer